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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 9, 2002

                          BOSTON SCIENTIFIC CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                       1-11083                04-2695240
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(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)

            One Boston Scientific Place, Natick, Massachusetts 01760
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 650-8000
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            ITEM 9.  REGULATION FD DISCLOSURE.

            Pursuant to Commission Order No. 4-460, the Chief Executive Officer and Chief Financial Officer of Boston Scientific Corporation each delivered to the Commission on August 9, 2002 statements under oath regarding facts and circumstances relating to certain of Boston Scientific Corporation's Exchange Act filings. The statements are attached as Exhibits 99.1 and 99.2 hereto.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BOSTON SCIENTIFIC CORPORATION


                               By:  /s/ Lawrence J. Knopf
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                                   Lawrence J. Knopf
                                   Vice President and Assistant General Counsel

Dated: August 9, 2002
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                                  EXHIBIT INDEX


 Exhibit No.                       Description
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    99.1    Statement Under Oath of Principal Executive Officer of Boston
            Scientific Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings

    99.2 Statement Under Oath of Principal Financial Officer of Boston Scientific Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings